UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

IDAHO COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. Main St, Ste 1460 Boise, ID	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 274-9220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Steven Rudofsky

On July 15, 2024, Steven Rudofsky notified Idaho Copper Corporation (the “Company”) of his resignation from his position as Chief Executive Officer and President of the Company, effective immediately. In connection with his resignation as Chief Executive Officer and President, Mr. Rudofsky was removed as “Principal Executive Officer” of the Company for Securities and Exchange Commission (“SEC”) reporting purposes. Mr. Rudofsky’s resignation does not arise from any disagreement with the Company on any matter relating to its operations, policies, or practices. Mr. Rudofsky remains a member of the Board of Directors of the Company (the “Board”).

Appointment of Andrew Brodkey as CEO

Effective July 15, 2024, Andrew Brodkey, the Company’s Chief Operating Officer and Secretary was appointed as Chief Executive Officer and President of the Company, by unanimous written consent of the members of the Board, to serve until his successor has been duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving as an officer of the Company. In connection with his appointment as Chief Executive Officer and President, Mr. Brodkey was designated as the Company’s “Principal Executive Officer” for SEC reporting purposes.

There are no arrangements or understandings between Mr. Brodkey and any other person pursuant to which he was appointed as the Chief Executive Officer. In addition, there are no family relationships between Mr. Brodkey and any of the Company’s other officers or directors. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Brodkey had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IDAHO COPPER CORPORATION

Dated: July 18, 2024	By:	/s/ Robert Scannell
	Name:	Robert Scannell
	Title:	Chief Financial Officer and Treasurer